SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2010 (January 25, 2010)

AMBAC FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004

(Address of principal executive offices) (Zip Code)

(212) 668-0340

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Actions Regarding Executive Compensation by the Compensation Committee on January 25, 2010:

At its January 25th meeting, the Compensation Committee (the “Committee”) of the Board of Directors of Ambac Financial Group, Inc. (“Ambac”) increased the base salary for 2010 of all of its executive officers except Messrs. Eisman, Smith and Trick. Listed below are the 2010 base salaries of the Company’s Chief Executive Officer and named executive officers for whom such increases were approved (which officers were determined by reference to the Company’s proxy statement, dated March 25, 2009).

Base Salaries for 2010

Name	Title	Base Salary Amount
Michael A. Callen	Chairman	$812,500
David W. Wallis	Chief Executive Officer	$1,250,000
Kevin J. Doyle	Senior Vice President and General Counsel	$625,000

The Committee also awarded the following cash bonuses to the Company’s Chief Executive Officer, Chief Financial Officer and its named executive officers (which officers were determined by reference to the Company’s proxy statement, dated March 25, 2009) for their 2009 performance.

Bonuses for 2009

Name	Title	2009 Cash Bonus Amount
Michael A. Callen	Chairman	$536,250
David W. Wallis	Chief Executive Officer	$687,500
Kevin J. Doyle	Senior Vice President and General Counsel	$330,000
David Trick	Senior Managing Director and Chief Financial Officer	$225,000

Retention Agreements for 2010

In addition, the Committee entered into retention agreements with certain of its executive officers, including its Chairman, Chief Executive Officer and General Counsel. These agreements provide for four quarterly cash retention payments. In order for the executive to keep a quarterly retention payment, he must still be employed by the Company (unless terminated by the Company without cause) on the applicable Retention Date.

The retention payment schedule is as follows:

Payment Date	Retention Date
January 29, 2010	April 28, 2010
April 29, 2010	July 28, 2010
July 29, 2010	October 28, 2010
October 29, 2010	January 29, 2011

If the Company terminates the executive for Cause or the executive terminates his employment with the Company for any reason following a Payment Date but prior to the corresponding Retention Date, the executive is required to return to the Company the retention payment that was paid on the last occurring Payment Date prior to the date the executive’s employment terminates within thirty (30) days following the date that the executive’s employment terminates. Listed below are the 2010 quarterly retention payments for the Chief Executive Officer and named executive officers (which officers were determined by reference to the Company’s proxy statement, dated March 25, 2009).

2010 Retention Payments

Name	Title	Quarterly Retention Amount
Michael A. Callen	Chairman	$227,500
David W. Wallis	Chief Executive Officer	$281,250
Kevin J. Doyle	Senior Vice President and General Counsel	$133,750

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)
Dated: January 29, 2010
	By:	/S/ ANNE GILL KELLY
Anne Gill Kelly
Managing Director, Corporate Secretary and Assistant General Counsel